Exhibit 99.2

4Q25 Earnings Presentation January 26 , 2026 COMMERCIAL BANCGROUP, INC.

Important Notices and Disclaimers

Use of Defined Terms

As used in this presentation, the terms “Company,” “Commercial,” “we,” “our,” and “us” refer to Commercial Bancgroup, Inc., a Tennessee corporation. The term “Bank” refers to Commercial Bank, the Company’s wholly owned bank subsidiary.

Forward-Looking Statements

This presentation contains statements that constitute “forward-looking statements” within the meaning of the U.S. federal securities laws. The statements in this presentation that are not purely historical facts, including statements regarding our growth strategy, our strategic focus and vision, and the scalability of our business model, are forward-looking statements. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other variations or comparable terminology and expressions. You should not place undue reliance on these forward-looking statements as actual future results may differ materially from those expressed or implied by any forward-looking statement. These forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed in or implied by any forward-looking statements, including but not limited to: (1) business and economic conditions nationally, regionally, and in our target markets, particularly in Kentucky, North Carolina, and Tennessee and the particular geographic areas in which we operate; (2) the level of, or changes in the level of, interest rates and inflation, including the effects thereof on our earnings and financial condition and the market value of our investment securities and loan portfolios; (3) the concentration of our loan portfolio in real estate loans and changes in the prices, values, and sales volumes of commercial and residential real estate; (4) the concentration of our business within our geographic areas of operation in Kentucky, North Carolina, and Tennessee and neighboring markets; (5) credit and lending risks associated with our commercial real estate, commercial, and construction and land development loan portfolios; (6) risks associated with our focus on lending to small and medium-sized businesses; (7) our ability to maintain important deposit customer relationships, maintain our reputation, or otherwise avoid liquidity risks; (8) changes in demand for our products and services; (9) the failure of assumptions and estimates underlying the establishment of allowances for possible credit losses and other asset impairments, valuations of assets and liabilities, and other estimates; (10) the sufficiency of our capital, including sources of such capital and the extent to which capital may be used or required; (11) our inability to secure a “satisfactory” rating under the Community Reinvestment Act; (12) the risk that our cost of funding could increase in the event we are unable to continue to attract stable, low-cost deposits and reduce our cost of deposits; (13) our inability to raise necessary capital to fund our growth strategy and operations or to meet increased required minimum regulatory capital levels; (14) our ability to execute and prudently manage our growth and execute our business strategy, including expansionary activities; (15) the composition of and changes in our management team and our ability to attract, incentivize, and retain key personnel; (16) the effects of competition from a wide variety of local, regional, national, and other providers of financial, investment, trust, and other wealth management services and insurance services, including the disruptive effects of financial technology and other competitors who are not subject to the same level of supervision and regulation as the Company and the Bank; (17) the deterioration of our asset quality or the value of collateral securing loans; (18) changes in accounting standards; (19) the effectiveness of our risk management framework, including internal controls; (20) severe weather, natural disasters, pandemics, epidemics, acts of war, terrorism, or other external events, such as the transition risk associated with climate change, and other matters beyond our control;

2

Important Notices and Disclaimers

(21) changes in technology or products that may be more difficult or costly or less effective than anticipated; (22) the risks of acquisitions and other expansionary activities, including without limitation our ability to identify and consummate transactions with potential future acquisition candidates, the time and costs associated with pursuing such transactions, our ability to successfully integrate operations as part of such transactions, and our ability, and possible failures, to achieve expected gains, revenue growth, expense savings, and/or other synergies from such transactions; (23) our ability to maintain our historical rate of growth; (24) failure to keep pace with technological change or difficulties when implementing new technologies; (25) systems failures or interruptions involving our risk management framework, our information technology and telecommunications systems, or third-party service providers; (26) our ability to identify and address unauthorized data access, cyber-crime, and other threats to data security and customer privacy; (27) our compliance with governmental and regulatory requirements, including the Bank Holding Company Act of 1956, as amended, and other laws relating to banking, consumer protection, securities, and tax matters, and our ability to maintain licenses required in connection with mortgage origination, sale, and servicing operations; (28) compliance with the Bank Secrecy Act of 1970, Office of Foreign Assets Control rules, and anti-money laundering laws and regulations; (29) governmental monetary and fiscal policies; (30) changes in laws, rules, or regulations, or interpretations thereof, or policies relating to financial institutions or accounting, tax, trade, monetary, or fiscal matters; (31) our ability to receive dividends from the Bank and satisfy our obligations as they become due; (32) the institution and outcome of litigation and other legal proceedings against us or to which we become subject; (33) the limited experience of our management team in managing and operating a public company; (34) the incremental costs of operating as a public company; and (35) our ability to meet our obligations as a public company, including our obligations under Section 404 of the Sarbanes-Oxley Act of 2002. Additional factors that could affect forward-looking statements in this presentation can be found in the section titled “Risk Factors” in the final prospectus filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended, on October 2, 2025 (Registration Nos. 333-289862 and 333-290681), relating to the Company’s initial public offering, and in other documents that we file with the SEC from time to time, which are available on the SEC’s website, www.sec.gov.

The Company can provide no assurance that that the results contemplated, expressed, or implied by any forward-looking statement will be realized. Our actual future financial results or performance may differ from that currently expected due to additional risks and uncertainties of which we are currently not aware or which we currently do not consider, but in the future may become, material to our business or operating results.

Readers are cautioned to not place undue reliance on any of the forward-looking statements contained in this presentation. The forward-looking statements contained in this presentation speak only as of the date they are made, and the Company undertakes no obligation to review or update any forward-looking statements, whether as a result of new information, changes in assumptions, or otherwise, except as required by law.

Non-GAAP Financial Measures

This presentation contains certain financial measures that are not measures recognized under generally accepted accounting principles in the U.S. (“GAAP”) and, therefore, are considered non-GAAP financial measures. The Appendix to this presentation includes reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP. We use non-GAAP financial measures, certain of which are included in this presentation, both to explain our operating results to shareholders and the investment community and to evaluate, analyze, and manage our business. We believe that these non-GAAP financial measures provide a better understanding of ongoing operations, enhance the comparability of results across periods, and enable investors to better understand our performance. However, non-GAAP financial measures should not be considered in isolation and should be considered supplemental in nature and not as a substitute for or superior to the most directly comparable or other financial measures calculated in accordance with GAAP. Additionally, the manner in which the non-GAAP financial measures contained in this presentation are calculated may differ from the manner in which measures with similar names are calculated by other companies. You should understand how other companies calculate their financial measures similar to, or with names similar to, the non-GAAP financial measures contained in this presentation when comparing such non-GAAP financial measures.

3

4 Important Notices and Disclaimers Industry Information Certain industry and market data and forecasts, and other information, contained in this presentation has been prepared based , i n part, upon data, forecasts, and other information that we obtained from regulatory sources, periodic industry publications, third - party studies and surveys, fil ings of public companies in our industry, internal company surveys, or other independent information publicly available to us. Although we believe such information is rel iable and are not aware of any inaccuracies therein as of the date of this presentation, we have not independently verified this information, and this infor mat ion could prove to be inaccurate or incomplete. Readers are solely responsible for their own assessment of all such information. Stock Reclassification and Stock Split Prior to September 18, 2025, Commercial had three classes of common stock outstanding: common stock, Class B common stock, and C lass C common stock. On September 18, 2025, Commercial’s charter was amended and restated. The Company’s amended and restated charter provided for, a mon g other things, (1) effective upon the filing of the amended and restated charter, the reclassification and conversion of (A) each outstanding share of Class B common stock into 1.15 shares of common stock and (B) each outstanding share of Class C common stock into 1.05 shares of common stock (collectivel y, the “Stock Reclassification”), and (2) effective immediately following the Stock Reclassification, a 250 - for - 1 forward stock split in respe ct of the outstanding shares of our common stock (the “Stock Split”). Unless otherwise indicated, all share and per share data in this presentation has been adju ste d, where applicable, to reflect the Stock Reclassification and the Stock Split as if they had occurred at the beginning of the earliest period presented. The delivery of this presentation will not, under any circumstances, create an implication that there has been no change in t he affairs of the Company since the date of this presentation. The Company is not making any representation or warranty, express or implied, as to the accuracy or com ple teness of the information summarized herein or made available in connection with any further investigation of the Company. The Company disclaims any an d a ll liability based on such information or errors therein or omissions therefrom.

Company Overview

Headquarters: Harrogate, TN

Total Assets: $2.3 Billion

Total Loans: $1.9 Billion

Total Deposits: $1.8 Billion

Branches[2]: 34

Financial Highlights

($ in thousands, except per share data) Profitability Metrics	2022	2023	2024	2025
Net Income	$25,082	$30,693	$31,410	$36,942
ROAA	1.45%	1.57%	1.40%	1.61%
ROATCE[1]	17.2%	18.5%	16.5%	16.4%
Core Net Income[1]	$25,181	$30,968	$33,501	$37,173
Core ROAA[1]	1.46%	1.56%	1.51%	1.66%
Core ROATCE[1]	17.2%	18.7%	17.6%	16.5%
Efficiency Ratio	49.9%	47.4%	48.9%	47.0%
Net Interest Margin	3.55%	3.92%	3.75%	3.87%
TCE/TA[1]	8.97%	8.08%	9.07%	12.00%
NCOs/Average Loans	-0.09%	0.01%	0.01%	0.03%
ACL/Gross Loans	0.98%	0.98%	1.01%	0.95%
NPAs/Assets	0.33%	0.29%	0.26%	0.28%

Per Share Data	2022	2023	2024	2025
Earnings Per Share	$2.07	$2.51	$2.54	$2.92
Core Earnings Per Share[1]	$2.08	$2.54	$2.75	$2.96
Book Value Per Share	$13.15	$15.59	$18.18	$20.81
Tangible Book Value Per Share[1]	$12.93	$14.43	$17.11	$19.96

Franchise Map



Louisville
Lexington
Kentucky
Harrogate
Bristol
Kingsport
Johnson City
Nashville
Winston-Salem
Tennessee
Knoxville
North Carolina
Charlotte
Chattanooga
Headquarters
Current Branch Location
Planned De Novo Branch Location

[1]Non-GAAP financial measure. See Appendix for a reconciliation of non-GAAP financial measures. [2]Includes the banking facility located in our principal executive office.
Source: Company documents and S&P Capital IQ Pro

5

6 Investment Merits Competitive Strengths Experienced and invested leadership team with meaningful ownership Successfully completed five whole - bank acquisitions since 2008 with a focus on balance sheet and customer retention Diversified, commercially focused loan portfolio well - positioned in attractive growth markets Strong core deposit base comprised of 50% demand deposits (as of December 31, 2025) with excellent market share throughout nine community markets Top tier financial performer, consistently ranking in the top upper quartiles compared with peers Proven ability to recruit and retain talented bankers and staff across our markets Scalable, decentralized operating model with local leadership and decision - making authority coupled with strong, centralized risk and credit support Strategic Focus Growth and expansion strategy with a keen focus on strengthening our presence in higher growth markets in Tennessee and North Carolina Emphasize commercial banking with a focus on small medium - sized businesses and consumers Deliver best - in - class, top tier shareholder returns with a focus on EPS and TBVPS growth consistent with historical performance Execute a capital deployment strategy focused on organic growth, disciplined MA and de novo expansion Fund asset growth through core deposit generation and strong relationship banking Leverage technology to enhance the customer experience and improve productivity

7 Executive Management Team ■ Our executive management team has over 100 years of collective experience in the banking industry and has managed through multiple operating cycles Terry L. Lee President, Chief Executive Officer, and Director Terry L. Lee has 36 years of experience in the banking industry, all of which have been with Commercial Bank, the Company’s wholly owned bank subsidiary (the “Bank”). He has served as a member of our executive management team in various capacities since 1995 and has provided steady leadership to the Company and the Bank throughout this time. Philip J. Metheny Executive Vice President, Chief Financial Officer Philip J. Metheny has 44 years of experience in the banking industry and joined the Bank in 2012. He is primarily responsible for overseeing our financial and accounting operations. Richard C. Sprinkle, Jr. Executive Vice President, Chief Credit Officer Richard C. Sprinkle, Jr. has 32 years of experience in the banking industry and joined the Bank in 2008. He is primarily responsible for overseeing the lending activities of the Bank. CBK: 36 Yrs Banking: 36 Yrs CBK: 13 Yrs Banking: 44 Yrs CBK: 18 Yrs Banking: 32 Yrs

Business Evolution, Timeline & Milestones

Phase	Year	Milestone
Early History	**1976**	The Bank was founded as Commercial Bank of Claiborne County by E. Oscar Robertson on June 9, 1976
	1979	The Bank opened its first branch in Speedwell, TN on January 8, 1979
	1986	On April 23, 1986, Commercial Bank of Claiborne County purchased Union County Bank from the FDIC and subsequently changed the Bank's name to Commercial Bank
History of Deposit-Focused Acquisitions, De Novo Expansion & Organic Growth	**2001**	On November 16, 2001, the Bank acquired Middlesboro Federal Bank adding three branches in KY and one in TN
	2008	On September 8, 2008, the Bank acquired The Union National Bank and Trust Company of Barbourville adding five branches
	2014	On March 1, 2014, the Bank opened an LPO in Nashville, TN
	2016	On April 16, 2016, the Bank acquired National Bank of Tennessee adding two branches
	2017	On January 1, 2018, the Bank acquired Citizens Bank adding three branches
Positioning for Growth	**2019**	On March 1, 2019, the Bank transitioned its LPO in Nashville, TN into a full-service branch in Brentwood, TN (part of the Nashville MSA)
	2020	On February 1, 2020, the Bank acquired First National Bank and Trust adding four branches
	2023-24	On June 1, 2023, the Company acquired a majority stake in AB&T Financial Corporation ("AB&T"), and, on June 30, 2024, the Company acquired the remaining minority stake in AB&T adding four branches and an LPO

Source: Company documents

8

9 Strategic Operational Vision We will maintain our focus on strong, profitable, organic growth in our core markets, as we focus on acquisition opportunities in Tennessee, North Carolina, South Carolina and North Georgia Responsible Growth Acquisition strategy: ■ Community bank consolidator providing liquidity to family - controlled banks ■ Pooling of resources for efficiency ■ Medium - sized community bank consolidation ■ Balance sheet management ■ Add additional growth in concurrent markets; make current footprint larger ■ Acquire and retain talent as part of the acquisition We will execute this strategy while we maintain: ■ High quality team members ■ Solid balance sheet fundamentals ■ Strong focus on our efficiency ratio ■ Strong asset quality ■ Limited debt ■ Adequate capital at the Bank level ■ Adequate liquidity Dual Strategy We will follow this “dual strategy” with the goal of providing maximum returns to our shareholders

$1.08 $1.58 $2.08 $2.54 $2.75 $2.96 2020 2021 2022 2023 2024 2025 10 Driving Shareholder Value is Our Top Priority Tangible Book Value Per Share Core Earnings Per Share Core Efficiency Ratio 1 Core ROATCE 1 Core ROAA 1 Reported PPNI ($M) 1 $19.1 $25.7 $33.1 $43.0 $42.4 $47.9 2020 2021 2022 2023 2024 2025 0.85% 1.14% 1.46% 1.56% 1.51% 1.66% 2020 2021 2022 2023 2024 2025 11.6% 15.1% 17.2% 18.7% 17.6% 16.5% 2020 2021 2022 2023 2024 2025 66% 56% 50% 47% 49% 47% 2020 2021 2022 2023 2024 2025 2 BS0 BS1 BS2 BS3

Key Markets Overview/Dynamics

Charlotte, NC



- A premier financial and economic hub within the Southeastern U.S. with an estimated population of ~2.9 million
- Home to several major financial institutions and serves as a critical nexus for the energy, healthcare, and logistics sectors
- Dominance in the financial industry and innovation ecosystem create an unparalleled opportunity for long-term growth

Nashville, TN



- One of the most rapidly expanding metropolitan regions within the U.S. with an estimated population of ~2.2 million
- Widely acclaimed for its vibrant cultural scene, dynamic labor market, and relative affordability
- Nashville serves as home to several Fortune 500 and industry-leading corporations led by the healthcare industry

Knoxville, TN



- Dynamic and expanding economic center in East Tennessee with an estimated population of ~1 million
- The Knoxville MSA hosts key industries, including advanced manufacturing, energy production, and logistics
- Home to the University of Tennessee and Oak Ridge National Laboratory

Tri-Cities, TN



- A dynamic and expanding economic hub in Northeast Tennessee and Southwest Virginia with an estimated population of ~0.5 million
- Diversified economic base, anchored by critical sectors such as healthcare, manufacturing, logistics, and tourism
- Location at the intersection of major interstate highways enhances its appeal as a logistics and distribution center

Community Markets



- Our community markets tend to offer primarily retail and small business customer opportunities and more limited competition
- This leads to an attractive profitability profile and smaller ticket, more granular loan and deposit portfolios
- These markets have been deemphasized by national and regional banks which allows for continued growth

Projected Population Change (2025 – 2030)[1]



6.6%
5.6%
5.9%
2.8%
4.7%
2.4%
Charlotte MSA
Nashville MSA
Knoxville MSA
Kingsport-Bristol MSA
Johnson City MSA
National Average

Projected 2030 Median HHI ($000)[1]



$89.9
$94.4
$79.2
$63.7
$68.3
$85.7
Charlotte MSA
Nashville MSA
Knoxville MSA
Kingsport-Bristol MSA
Johnson City MSA
National Average

Tri-Cities includes Kingsport, Bristol, and Johnson City, TN

[1]Source: Demographic data provided by S&P Capital IQ Pro and sourced from Claritas based on U.S. Census data

11

Proven M&A Strategy / Seven Historical Acquisitions

M&A Strategy

- Completed seven acquisitions since our inception
- Focus on a mix of both metropolitan growth markets and deposit rich community markets
- Our most recent acquisition of AB&T expanded our franchise into the higher growth Charlotte MSA
- Emphasis on retaining key customers, employees and growing the acquired institution

Future Opportunities

- Well-positioned to be an acquirer of choice given the abundance of smaller, privately held banking institutions in Tennessee
- There are 49 banks with assets between $500M and $2B in the state of Tennessee and ~75% of all banks have <$1B in assets
- The Company is **one of only three major exchange-traded banks** with total assets between $1.5B and $5.0B headquartered in Tennessee, North Carolina or Kentucky

1986
Purchased Union County Bank from the FDIC
Maynardville, TN

2001
Acquired Middlesboro Federal Bank
Middlesboro, KY
Branches: 3
Assets: $126M
Loans: $100M
Deposits: $108M

2008
Acquired The Union National Bank and Trust Company of Barbourville
Barbourville, KY
Branches: 5
Assets: $195M
Loans: $124M
Deposits: $172M

2016
Acquired National Bank of Tennessee
Newport, TN
Branches: 2
Assets: $148M
Loans: $52M
Deposits: $139M

2018
Acquired Citizens Bank
New Tazewell, TN
Branches: 3
Assets: $197M
Loans: $171M
Deposits: $172M

2020
Acquired First National Bank and Trust
London, KY
Branches: 4
Assets: $225M
Loans: $128M
Deposits: $182M

2023
Acquired a majority stake in AB&T
Gastonia, NC

2024
Acquired the remaining minority stake in AB&T
Gastonia, NC
Branches: 4
Assets: $245M
Loans: $194M
Deposits: $223M

12
Source: Company documents and S&P Capital IQ Pro

; 13 Consistent Balance Sheet Growth Total Net Loans ($M) Total Assets ($M) Total Equity ($M) Total Deposits ($M) Source: Company documents

9.0% 8.1% 9.1% 12.0% 11.5% 10.2% 11.1% 15.0% 12.8% 11.4% 12.4% 16.0% 2022 2023 2024 2025 TCE Ratio CET1 Ratio Total Risk-based Capital 14 Consolidated Capital Ratios Capital Ratios (%) Capital Position Simple Capital Structure RPPRQ(TXLW\7LHU 7UXVW3UHIHUUHG 7LHU $/ 1 Non - GAAP financial measure. See Appendix for a reconciliation of Non - GAAP financial measures. Source: Company documents ■ The Company repaid its $20.3M note payable to Community Trust Bank, Inc. on October 7, 2025. Interest payments were based on a variable rate per annum equal to the prime rate as reported in The Wall Street Journal, adjusted daily. The loan was utilized to finance merger transactions and support Bank level capital ■ The Company redeemed $6.2M of Trust Preferred Securities on January 7, 2026 that paid interest and dividends quarterly at a rate of Secured Overnight Financing Rate (“SOFR”) plus 2.4% 1 CRE and Construction Concentrations (Bank Level)

3XEOLF RQVXPHU RPPHUFLDO $626 $725 $758 $922 $976 $914 $491 $509 $488 $659 $693 $751 $1,117 $1,234 $1,245 $1,581 $1,669 $1,665 2020 2021 2022 2023 2024 2025 Other Core Deposits Demand Deposits 46.4% 50.0% 53.3% 50.7% 50.4% 50.3% 1.02% 0.54% 0.47% 1.99% 2.79% 2.56% 2020 2021 2022 2023 2024 2025 Demand Deposits as % of Total Deposits Cost of Interest-bearing Deposits 1RQLQWHUHVW EHDULQJ ,QWHUHVW EHDULQJ 'HPDQG 6DYLQJV 12: 0RQH\ 0DUNHW -XPER7LPH 5HWDLO7LPH 15 Core Deposit Rich Franchise Core Deposit Growth ($M) 1 Deposits by Customer Segment ($M) CAGR Other Core Deposits: 9% Demand Deposits: 8% 50% Checking Accounts Cost of Deposits (%) Deposit Composition as of December 31, 2025 (%) Note: Retail Time Deposits are defined as deposits less than $250,000 and Jumbo Time Deposits are defined as deposits greater th an or equal to $250,000; Deposit composition percentages reflect rounding adjustments. 1 Non - GAAP financial measure. See Appendix for a reconciliation of Non - GAAP financial measures. Source: Company documents

5HWDLO 5HQWDO 2IÞFH :DUHKRXVH ,QGXVWULDO RQVWUXFWLRQDQG /DQG 6HOI6WRUDJH 0RELOH+RPH 3DUN +RVSLWDOLW\ $OO2WKHU5( , 2ZQHU2FFXSLHG5( 1RQ RZQHU2FFXSLHG5( Commercial Real Estate 59% Construction Land Development 10% Residential 20% Other Real Estate 1% Commercial 9% Consumer 1% Other Loans <1% 16 Loan Portfolio Detail Non - owner Occupied CRE as of December 31, 2025 Commercial Loan Growth ($M) Loan Composition as of December 31, 2025 Loan Portfolio Highlights ■ Diversified portfolio with an emphasis on commercial and business clients with sufficient debt service ratios, guarantor liquidity, and multiple forms of collateral ■ Substantial repeat business with very little turnover ■ All lending relationships over $2.5M in exposure get an expansive annual credit review ■ Every commercial loan has a 10% deposit requirement, typically the primary operating account ■ CD portfolio largely domiciled in major metro markets. All transactions greater than $2.5M require multiple site visits. ■ Single family mortgage loans are retained on the balance sheet Source: Company documents ■ Retail portfolio consists of credit tenants capable of covering debt service of entire project ■ No spec loans; pre - leasing required BS0 BS1

Loan Portfolio Detail (cont'd)

C&I and Owner-occupied CRE by Industry ($M)
As of December 31,2025

Industry	C&I	CRE-OO	Total	% of Total
Real estate rental and leasing	$ 14,056	$ 61,259	$ 75,315	12.5%
Manufacturing	17,272	8,659	25,931	4.3%
Finance and insurance	52,111	8,682	60,793	10.1%
Other services (ex-public administration)	4,332	22,213	26,545	4.4%
Retail trade	6,763	22,896	29,659	4.9%
Health care and social assistance	4,554	18,060	22,614	3.7%
Wholesale trade	3,638	5,733	9,371	1.6%
Construction	15,648	13,993	29,642	4.9%
Professional, scientific & technical services	974	5,496	6,470	1.1%
Accommodation and food services	3,954	284,668	288,622	47.8%
Arts, entertainment and recreation	28	825	853	0.1%
Other	14,633	13,519	28,152	4.7%
Total	**$ 137,963**	**$ 466,003**	**$ 603,966**	**100.0%**

Loans by Geography
As of December 31, 2025


Tri-Cities MSA
12%
Other Markets
35%
Charlotte MSA
13%
Nashville MSA
25%
Knoxville MSA
15%

Fixed vs. Adjustable-Rate Loans
As of December 31, 2025


Adjustable
Rate
61%
Fixed Rate
39%

Loan Maturity Schedule
As of December 31, 2025


Due in One
Year or Less
16%
Due after One Year
Through Five Years
48%
Due after Five
Years
36%

17

$23,839 $7,095 $5,722 $6,276 $5,893 $6,498 1.48% 0.41% 0.33% 0.29% 0.26% 0.28% 2020 2021 2022 2023 2024 2025 18 Asset Quality Loan Loss Reserve / NPAs (%) Criticized and Classified Loans / Loans (%) Net Charge - offs (Recoveries) / Average Loans (%) NPAs and 90 Days Past Due / Assets (%) $173 $113 ($1,092) $87 $259 $525 0.01% 0.01% - 0.09% 0.01% 0.01% 0.03% 2020 2021 2022 2023 2024 2025 $10,907 $11,189 $13,060 $16,636 $18,205 $17,830 46% 158% 228% 265% 309% 274% 2020 2021 2022 2023 2024 2025 Dollar figures are in thousands ($000) Source: Company documents

Pass 99.1% Special Mention 0.56% Substandard 0.34% Pass 100.0% Pass 99.4% Special Mention 0.14% Substandard 0.51% Pass 99.5% Special Mention 0.46% Substandard 0.08% Pass 100.0% Pass 98.3% Special Mention 0.22% Substandard 1.5% Pass 99.6% Special Mention 0.04% Substandard 0.34% Pass 99.2% Special Mention 0.79% Substandard 0.01% Total Non - Real Estate Secured 19 Loans by Credit Quality Indicators Real Estate Secured Commercial Other Residential Construction Land Dev. $1.1 Billion $14.8 Million $377.9 Million $176.7 Million Commercial Consumer Other $174.2 Million $15.4 Million $7.5 Million $1.9 Billion Total Loans Financial data as of the twelve months ended December 31, 2025 Source: Company documents BS0

Is this what you were thinking? 8QUHDOL]HG*DLQV /RVVHV RQ$)63RUWIROLR RI7RWDO(TXLW\ 'XHLQ2QH <HDURU/HVV f 'XHDIWHU2QH<HDU WKURXJK)LYH<HDUV 'XHDIWHU)LYH<HDUVWKURXJK 7HQ<HDUV f 'XHDIWHU7HQ f 0RUWJDJH %DFNHG 6HFXULWLHV 8 6 *RYW )HGHUDO$JHQF\ 8 6 *RYW 6SRQVRUHG (QWHUSULVHV *6(V 0RUWJDJH %DFNHG *6( 5HVLGHQWLDO 6WDWHDQG3ROLWLFDO 6XEGLYLVLRQV 20 Highly Liquid Investment Portfolio Investment Portfolio Maturities as of December 31, 2025 Unrealized Gains ( Losses ) on AFS Portfolio Yield on Investments (%) / Total Investments ($000) Investment Portfolio as of December 31, 2025 (%) $106,263 $84,888 $35,846 $52,041 $47,938 $43,137 $2,566 $161,472 $180,067 $158,632 $128,217 $97,728 $108,830 $246,361 $215,913 $210,673 $176,155 $140,865 2.04% 1.32% 1.07% 1.28% 1.83% 2.75% 2020 2021 2022 2023 2024 2025 HTM AFS Yield on Securities 1 Expected maturities may differ from contractual maturities of mortgage - backed securities; therefore, these securities are not in cluded in maturity categories Source: Company documents BS0

21 Investment Highlights 1 Investment Highlights History of robust organic growth and proven top tier financial performance Experienced management team with vested ownership Best - in - class shareholder returns with a focus on EPS and TBVPS growth Balanced franchise with a combination of high growth Southeastern metro markets and stable, deposit rich community markets History of successful MA focusing on family run banks, with an emphasis on conservative pricing, effective integration, balance sheet retention and growth Diversified, commercially focused loan portfolio with conservative credit culture and an emphasis on true relationship banking Scalable, decentralized business model supported by centralized underwriting, credit admin and technology

Appendix

23 Non - GAAP Financial Measures Reconciliations Source: Company documents

24 Non - GAAP Financial Measures Reconciliations Source: Company documents